West Coast Conference

Sponsored by
Shields & Company
and
Berenson & Company

December 11, 2008

THEhotel at Mandalay Bay

forward-looking statement…

During the course of this presentation, there will be forward-looking statements within the meaning of the “safe harbor” provisions of the
Private Securities Litigation Reform Act of 1995. Forward-looking statements often address our expected future business and financial performance, and often contain words such as “expects,” “anticipates,”
“intends,” “plans,” “believes,” “seeks,” or “will.”

The information in this presentation is based upon our current expectations as of the date hereof. Our actual future business and financial performance may differ materially and adversely from those expressed in any forward-looking statements.  We undertake no obligation to revise or publicly update our forward-looking statements or this presentation for any reason.  Although our expectations and beliefs are based on reasonable assumptions, actual results may differ materially.
The factors that may affect our results are listed in certain of our press releases and disclosed in the Company’s public filings with the SEC.

MONTANA
Great Falls
COLSTRIP UNIT 4
Yellowstone National Park
WYOMING
NORTH DAKOTA
COYOTE I
MINNESOTA
BIG STONE
SOUTH DAKOTA
IOWA
NEAL 4
NEBRASKA
North Platte
Grand Island
Kearney
Natural Gas
Electric
Electric Generating Plants

NorthWestern Energy

Delivering a Bright Future

who we are…

(1)

As of 12/31/07

(2)

As of 9/30/08

(3)

Book capitalization calculated as total debt, excluding capital leases, plus shareholders’ equity.

650,000 customers

388,000 electric

262,000 natural gas

Approximately 123,000 square
miles of service territory in
Montana, Nebraska and South Dakota

Total generation (mostly base load coal)

MT – 222 MW – regulated as of 1/1/09

SD – 312 MW – regulated

Total Assets: $2,593 MM (2)

Total Capitalization: $1,629 MM (2)(3)

Total Employees: 1,360 (1)

Located in relatively stable economies with potential grid expansion in the Northwest.

Colstrip Unit 4…

Our 222 MW interest in Colstrip Unit 4 to go into rate base

MPSC issued a finalorder on November 13, 2008 –

To rate base CU4 at $407 million

Recognize that $161 million NOL balance belongs to the Company

The MCC had filed a request for reconsideration with MPSC

The MPSC denied the request for reconsideration on December 9, 2008

MCC has 30 days to appeal to state district court

Investigation of violation of prior MPSC order related to CU4

MPSC passed motion on October 30 to draft an order –

That NorthWestern violated the bankruptcy stipulation in four instances

Total fine to be determined but estimated to be less than $1 million

NorthWestern will carefully review the final order

Colstrip Unit 4 in rate base to have positive
earnings and credit ratings impact.

Rates
related to
CU4 go
into effect
on 1/1/09,
even if
under
appeal.

regulatory update…

Rate case to be filed in Montana in 2009

Filing will include both electric and natural gas distribution businesses

Expect to file in 2Q 2009 on 2008 test year

Expect decision by April 1, 2010

In 2007 rate cases, we agreed to defer rate cases in South Dakota for 3 years

Mill Creek Generation Station filed with MPSC

Filed for pre-approval on the plant in August 2008

Expect decision by June 30, 2009

Plant will not be built without pre-approval

FERC Filing on MSTI expected in early ‘09

Relates to the “open season”

Reflects the change and increase in the generation queue in Montana

2008 commission election results

MT - Two new commissioners (now four Democrats and one Republican)

SD/NE – Both commission compositions stayed the same

Establishing constructive regulatory regulations in all jurisdictions.

NorthWestern’s future…

Operationally strong

Cost competitive

Above-average reliability

Award-winning customer service

Financially strong

Steady earnings growth and strong cash flow

Sufficient liquidity with no significant maturities within next
12 months

Rate case to be filed in Montana on electric and gas distribution business in 2Q ‘09

Secured credit ratings of A-(MT) BBB+(SD) / BBB / Baa2

Unsecured credit ratings are investment grade from Moody’s,
S&P and Fitch

Growth prospects strong

Electric generation and transmission opportunities

Solid operations with growth prospects.

generation growth highlights…

120-150 MW plant near
Anaconda, MT

Built for regulation services to
balance supply and load for
NWE’s Balancing Area

Rate-based cost of service
investment

Estimated to cost approximately
$200 million

Existing services are becoming
more expensive and scarce

In service date for Mill Creek Generation Station = Jan 1, 2011

Mill Creek Generating Unit in Montana

2007
2008
2009
2010
2011
Siting and Technology Selection
Generation Interconnection Agreement (GIA's)
Combustion Turbines: Develop RFP/Bid/Evaluate
Air Quality Permit
PSC Review and Approval
Major Equipment Delivery
Detailed Engineering
Construction
Startup
Commercial Operation

11/25/08

NorthWestern Energy
Delivering a Bright Future

Mill Creek timeline…

MGST has been filed for pre-approval,
with the MPSC w/decision expected in 2Q ’09.

Capacity (MW)
7000
6000
5000
4000
3000
2000
1000
0
Coal
Gas
Wind
Other
Total
MT Existing Generation
Feb 08
Oct 08
Nov 08

update on generation queue in MT…

New generation in Montana will need to find an end user.

Potential Generation Development in Montana

Renewable Portfolio Standards in the West

State RPS
State Clean Energy Standard
WA 15% by 2020
MT 15% by 2015
OR 25% by 2025 (large utilities)
5-10% by 2025 (smaller utilities)
ID
WY
NV 20% by 2015☼
CO 20% by 2020 (IOUs)☼
10% by 2020 (co-ops and large munis)
UT 20% by 2025*
CA 20% by 2010 and
Goal of 33% by 2020
NM 20% by 2020 (IOUs)☼
10% by 2020 (co-ops)
AZ 15% by 2025☼

*Utah's requirement is for 20% economic "clean energy" by 2025

☼Minimum solar or customer sited generation requirement

Source: Energy Strategies adapted from information from DSIRE, www.dsireusa.org

NorthWestern Energy
Delivering a Bright Future

state by state renewable standards…

NORTHERN TIER TRANSMISSION GROUP

Proposed Transmission Projects - 12/07

WASHINGTON
OREGON
IDAHO
MONTANA
WYOMING
NEVADA
UTAH
COLORADO
CALIFORNIA
ARIZONA
NEW MEXICO
Mountain States Intertie
NorthWestern Energy
Hemingway-Boardman
Idaho Power
Hemingway-Captain Jack
PacifiCorp
Gateway West
PacifiCorp
Idaho Power
Gateway South
PacifiCorp
National Grid
Arizona Public Service
SWIP North
LS Power
Northern Lights
(DC Projects)
TransCanada
Black Hills
Boardman
Sand Hollow
Hemingway
Captain Jack
Midpoint
Cedar Hill
Borah
Populus
Townsend
Colstrip
Dry Fork
Hughes
Sheridan
Carr Draw
Wyodak
Windstar
DJ Area
Aeolus
Bridger
Terminal
Camp Williams
Mona
Intermountain Power
Sigurd
Red Butte
Ely Energy Center
Ely
Eldorado Valley
Crystal
Legend
Hyperlinks:
NTTG.biz
Existing
230 kV
345 kV
500 kV
500 kV Double Circuit
+/- 500 kV DC

NorthWestern Energy

Delivering a Bright Future

export “delivery” system for MSTI…

our transmission developments…

Line already exists – represents an
upgrade

Upgrades substation capacity

Increases load capacity of existing line

NorthWestern announced partnership
with others

Portland General

Puget Sound Energy

Pacificorp

Avista

Needed to relieve congestion to the West

Market interest is increasing for
Montana’s high quality wind profile

Cost estimate of our portion of 500 kV
upgrade = $50M - $75M

Anticipated ownership interest of 30% on upgrade

In service date of January 1, 2012.

Colstrip 500 kV Upgrade

Transmission Collector System
Great Falls Area
Judith Gap Area
Broadview Area
Butte/Ennis Area
Existing 500 kV CTS
Existing 230 kV
New 230 kV collector lines
500 kV Upgrade
MSTI 500 kV

NorthWestern Energy
Delivering a Bright Future

transmission project developments…

In service date of January 1, 2014.

230 kV “Collector System”

Our project with no partners

Open Season early ‘09 to
determine configuration

Needed to collect the potential
renewables in Montana

Cost estimate of “collector”
project = $200M

Alternative Routes
MONTANA
IDAHO
WYOMING
Butte
Dillon
Idaho Falls
Pocatello
Alternative Routes

NorthWestern Energy
Delivering a Bright Future

transmission project developments cont’d…

Developing a request for FERC declaratory
order on incentive rate principles

Beginning an updated Open Season for
long term contracts to be completed by
early 2009

Continuing the public outreach process

Expect to complete the WECC path rating
process Q1 ‘09

Expect to publish an Environmental Impact
Statement in early ‘10

Construction begins after environmental
review

Considering strategic partnering

Estimated to be on line early 2014.

MSTI

$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014
Regulated Utilities Maintenance Capex
Colstrip upgrade
230 kV Collector
SD peaking generators
Mill Creek Generator
MSTI

NorthWestern Energy
Delivering a Bright Future

cap ex spending – next few years…

Includes more than $1 billion of potential generation
and transmission growth projects.

Non-discretionary cap
ex is funded 100% by
free cash flow.

Don’t anticipate needing
equity unless we proceed
with MSTI.

We will move forward with
the funding of these projects
only when they make
economic sense.

MSTI project is now slated for
2014 and cap exp has been
modified accordingly.

growth project potential…

Possibility to double and diversify earnings as compared with our existing $1.5 billion rate base as of 1/1/09.

(in millions)

Timing

Mill Creek Generator

10.0

$

to

11.3

$

200

$

to

225

$

Jan 2011

Colstrip 500 kV transmission upgrade**

2.5

$

to

3.0

$

50

$

to

60

$

Jan 2012

South Dakota Peaking generation

3.8

$

to

4.5

$

75

$

to

90

$

Jan 2013

230 kV Wind Collector system

7.5

$

to

10.0

$

150

$

to

200

$

Jan 2014

MSTI transmission line (500 kV scenario)

37.5

$

to

50.0

$

750

$

to

1,000

$

Jan 2014

Totals

61.3

$

to

78.8

$

1,225

$

to

1,575

$

  *  For illustrative purposes = Cost of project times 50% equity ratio times estimated ROE of 10%.

**  Assumes a 25% ownership of the $200 million project.

Cost of Project

Annual Earnings

Opportunity  *

Brian Bird

Chief Financial Officer

2008 guidance…

Increased guidance after third quarter results

Increased from $1.60 to $1.75 per fully diluted share

Includes an increase in pension expense

Increase due to –

Share buyback

Lower legal costs (insurance recoveries)

Better pricing at Colstrip Unit 4

Updates

Accounting order on the pension expense was accepted by
MPSC on December 9, 2008

Heating degree days were unfavorable by about 20% in
November

2008 = 2007 plus rate increases .

$1.65 to $1.80 per fully diluted share

base earnings of company since ’05…

Earnings
profile is
improving.

2005

2006

2007

2008 P

GAAP earnings per share

1.73

$

1.06

$

1.45

$

$1.65 - $1.80

Adjustments:

Weather

(0.01)

$

(0.05)

$

0.01

$

(0.03)

$

Nat Gas recovery on prior disallowance

(0.08)

$

-

$

-

$

-

$

PPL settlement received

(0.12)

$

-

$

-

$

-

$

Sold SO2 credits

(0.08)

$

-

$

-

$

-

$

Ammondson verdict

-

$

0.33

$

-

$

-

$

M&A and legal costs, net of insurance recoveries

-

$

0.28

$

0.06

$

0.03

$

Hedge (gains)/losses

-

$

(0.07)

$

-

$

-

$

One time gain on MGP settlements

-

$

-

$

(0.21)

$

-

$

One time gain on property tax settlement

-

$

-

$

-

$

(0.03)

$

Ongoing earnings per share

1.44

$

1.54

$

1.31

$

$1.62 - $1.77

$0.00

$0.20

$0.40

$0.60

$0.80

$1.00

$1.20

$1.40

$1.60

$1.80

$2.00

2005

2006

2007

2008 P

CAGR = 5.44%

potential impact of CU4 in rate base in ‘09…

Existing contracts offset rate payers’ revenue
requirement by just under 50%.

Colstrip Unit 4 Rate Base Approved

**

$407.0

million

Equity ratio

50%

Authorized ROE

10%

Potential annual earnings of our interest of CU4

$20.4

million

Earnings of unregulated electric in '07

$10.3

*

Potential accretive annual earnings of rate basing CU4

$10.1

million

'09 shares outstanding - Fully Diluted

36.4

million

Potential accretive impact on EPS

$0.28

per share

---------------------------------------------------------------------------------------------------------------------------

* Approximates the projected '08 income for unregulated electric.

** The Montana Consumer Council has filed for a motion for the MPSC to reconsider the 11-13-09 final order.

impact of accounting order on pension expense…

The accounting order allows us to align our expenses with our anticipated recovery of the increased pension costs.

The projections for the accounting order are
estimates only.  Actual results may differ.

2005

2006

2007

2008

2009

2010

2011

2012

Total

New MPSC Accounting Order:

*

*

*

*

*

Total pension expense

18.84

$

21.95

$

21.95

$

30.59

$

30.59

$

30.59

$

30.59

$

30.59

$

215.69

$

Payments to be made to MT Pension by year

31.20

$

15.75

$

22.00

$

32.74

$

36.00

$

35.00

$

22.00

$

21.00

$

215.69

$

Total Company

Expense - MT

30.59

$

30.59

$

30.59

$

30.59

$

30.59

$

152.95

$

Expense - SD

0.71

$

1.27

$

1.27

$

1.27

$

1.27

$

5.77

$

Total Company Pension Expense

31.30

$

31.86

$

31.86

$

31.86

$

31.86

$

158.72

$

Payments - MT

32.74

$

36.00

$

35.00

$

22.00

$

21.00

$

146.74

$

Payments - SD

0.19

$

7.00

$

5.20

$

3.30

$

3.20

$

18.89

$

Total Company Pension Payments

32.93

$

43.00

$

40.20

$

25.30

$

24.20

$

165.63

$

*  See 8-k dated 11-14-08.

free cash flow…

Existing core business is self sustaining.

Free cash flow and balance sheet capacity was primarily used in
2008 to buy back $78 million in company stock

Company possesses sufficient free cash flow and balance sheet capacity to debt finance the expected growth cap ex for 2009

We estimate our debt to cap ratio to be approximately 54% at the end of 2009 after funding Mill Creek and additional pension payment

(in 000's)

Proj 2008

Cash flow from operations

(1)

200,000

Maintenance Cap Ex

-105,000

Dividends

-50,000

Free Cash Flow

45,000

(1) Includes additional pension payments of approximately $11 million for Montana during 2008 and excludes working capital.

strong balance sheet…

Plan to maintain a 50%-55% debt to total capitalization ratio.

  Unaudited (Dollars in 000's)

September 30

2008

2007

Cash

8,575

12,773

Restricted Cash

16,166

14,482

Accounts Receivable, Net

108,540

143,482

Inventories

90,896

63,586

Other Current Assets

54,077

44,031

Goodwill

355,128

355,128

PP&E and Other Non-current Assets

1,960,432

1,913,898

  Total Assets

2,593,814

$

2,547,380

$

Payables

72,340

91,588

Other Current Liabilities

275,152

209,245

Long & Short Term Capital Leases

38,335

40,391

Long & Short Term Debt

825,365

805,977

Other Non-current Liabilities

628,393

577,155

Shareholders' Equity

754,229

823,024

  Total Liabilities and Equity

2,593,814

$

2,547,380

$

Long and Short Term Debt / Total Capitalization

52.3%

49.5%

net operating loss balance…

Recent order from MPSC indicated that $161 million
of tax NOL belongs to Company.

The NOL should shield taxes
until early 2012

The Company potentially
has a large tax payment
sometime after 2012 equal
to the reserved amount

The tax analysis assumes no
further Congress stimulus
programs post 2008

in 000's

Projected '08 Income before taxes

100,000

110,000

Adjustment for 'bonus' depr.

-45,000

-45,000

Impact of goodwill amortization

-22,000

-22,000

Other

-11,000

-11,000

'08 Projected taxable income

22,000

$

32,000

$

2007 NOL Balance

346,000

346,000

'08 projected taxable income

-22,000

-32,000

Projected '08 NOL Balance

324,000

314,000

Unreserved

Reserved

tax rate

37%

Estimated ave. cash shield

118,030

118,030

2007 10-k FIN 48 reserve

-111,124

Net estimated cash shield

118,030

6,906

Range

liquidity highlights…

Total liquidity currently in the $120 million range

No collateral currently posted to commodity suppliers

Commodity supplier open credit lines of $311 million or
362% of 60-day commodity cost

Debt maturities in late 2009

Unsecured revolver matures on Nov. 1, 2009

Current balance is $60 million

Letters of credit balance is approximately $17 million

Current rate is LIBOR + .75%

The $100 million non-recourse loan to purchase our interest in
Colstrip Unit 4 matures on Dec. 28, 2009

Will be refinanced or extended in late 2009

Current rate is LIBOR + 1.25%

Liquidity position remains strong

More than 75% of the long-term debt matures after 2009
(most of that is due in 2014 or after)

credit ratings…

                                                                  Fitch          S&P                 Moody’s

Senior Secured Rating       BBB              A- (MT)                                Baa2
                                                                                                                                                                                        BBB+ (SD)

Senior Unsecured                          BBB-                                   BBB                                Baa3

Corporate Rating                              BBB-            BBB                               N/A

Outlook                                                    Positive        Stable                    Positive

Colstrip Unit 4 regulatory ruling is expected to be ratings positive.

NorthWestern = value…

Value

Dividend yield of about 6.2%

Currently trading at just below 1.0 x book value

Opportunity for growth

January 1, 2009 rate basing our 222 MW interest in CU4

Possibility of increasing rate base on growth projects with
investment in excess of $1 billion

Potential additional annual earnings of more than $60 million post 2014

Strong balance sheet/credit ratings

Free cash flow supports the existing business

S&P recently upgraded NorthWestern debt

All unsecured debt is now investment grade with Moody’s, S&P and Fitch

Current value with growth opportunities.

summary…

Objectives achieved
related to focus on
core business

Strong balance sheet

No equity required for existing core business

Modest debt maturities in short term

Investment grade rated debt

Increasing regulatory clarity

Solid foundation

Growth prospects

Unique geographic location to expand electric
and natural gas infrastructure

Increasing need to move energy through our
service area

Identified projects provide opportunity to nearly
double rate base and earnings

2009 earnings will be entirely from regulated business

Recent rate relief received in all jurisdictions

Outstanding bankruptcy litigation nearly completed